Exhibit 99.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated February 27, 2014, with respect to the 2013 and 2012 financial statements of Hoak Media, LLC and our report dated May 24, 2013, with respect to the 2011 financial statements of Hoak Media, LLC, incorporated by reference in the Current Report of Gray Television, Inc. on Form 8-K dated June 13, 2014. We hereby consent to the incorporation by reference of said reports in the Registration Statements of Gray Television, Inc. on Forms S-8 (File Nos. 333-156012, 333-143493, 333-117248, 333-17773, 333-160362, 333-106753, and 333-106751) and on Form S-3 (File No. 333-190763).

/s/ Grant Thornton LLP

Dallas, Texas

March 20, 2015